DELAWARE GROUP EQUITY FUNDS III
Delaware American Services Fund
Delaware Small Cap Growth Fund
Delaware Trend Fund

Supplement to the Funds' Prospectuses
dated October 28, 2006

DELAWARE GROUP EQUITY FUNDS IV
Delaware Growth Opportunities Fund

Supplement to the Fund's Prospectuses
dated January 28, 2007

(each, a "Fund" and collectively, the "Funds")

Effective July 16, 2007, Liu-Er Chen and Michael S. Tung have been added to the healthcare sector of the Funds.

The following replaces the information in the section "Who manages the Fund - Portfolio managers".

Marshall T. Bassett has primary responsibility for making day-to-day investment decisions for the Fund. When making investment decisions for the Fund, Mr. Bassett regularly consults with Steven G. Catricks, Liu-Er Chen, Barry S. Gladstein, Christopher M. Holland, Steven T. Lampe, Rudy D. Torrijos III, Michael S. Tung, and Lori P. Wachs.

Marshall T. Bassett Senior Vice President, Chief Investment Officer - Emerging Growth Equity
Mr. Bassett joined Delaware Investments in 1997. He leads the firm's Emerging Growth team, which focuses on small-, mid-, and smid-cap investment products and strategies. Prior to taking over leadership of the Emerging Growth team, Mr. Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor's degree from Duke University and an MBA from the Fuqua School of Business at Duke University. Mr. Bassett is a member of the Fuqua School's alumni board.

Steven G. Catricks, CFA Vice President, Portfolio Manager
Mr. Catricks joined Delaware Investments in 2001. He handles research and analysis in the technology sector for the firm's Emerging Growth Equity team. Previously, he was an equity analyst at BlackRock Financial from 1999 to 2000, where he specialized in small-capitalization growth stocks. He also worked as a systems engineer at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center, where he spent 15 years. Mr. Catricks holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and has more than 18 years of experience in the technology industry. Mr. Catricks is a member of the Institute of Electrical and Electronics Engineers.

Liu-Er Chen, CFA Senior Vice President, Chief Investment Officer - Emerging Markets
Mr. Chen joined Delaware Investments in September 2006 to lead the firm's international Emerging Markets team. Previously, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund's sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Mr. Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Barry S. Gladstein, CFA Vice President, Portfolio Manager
Mr. Gladstein joined Delaware Investments in 1995. He is a portfolio manager in the energy, industrials, and materials sector of the firm's Emerging Growth Equity team. Prior to joining Delaware Investments, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young. He holds a bachelor's degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of The CFA Society of Philadelphia.

Christopher M. Holland Vice President, Portfolio Manager
Mr. Holland, who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the firm's Emerging Growth Equity team. Prior to joining Delaware Investments, Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

Steven T. Lampe, CPA Vice President, Portfolio Manager
Mr. Lampe, who joined Delaware Investments in 1995, is a portfolio manager in the business and financial services and healthcare sectors of the Emerging Growth Equity team. He previously served as a manager at Pricewaterhouse, specializing in financial services firms. Mr. Lampe received a bachelor's degree in economics and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania.

Rudy D. Torrijos III Vice President, Portfolio Manager
Mr. Torrijos joined Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector for the firm's Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles. Mr. Torrijos attended Harvard University, where he graduated with a bachelor's degree in applied mathematics/economics.

Michael S. Tung, M.D. Vice President, Equity Analyst
Dr. Tung joined Delaware Investments in November 2006 and covers the technology and healthcare sectors across all regions for the firm's Emerging Markets team. He spent the prior 20 months as a vice president at the Galleon Group, where he performed fundamental research in the medical technology and biotechnology sectors. From late 2003 to 2005 he was an analyst responsible for investing in healthcare equities for Hambrecht & Quist Capital Management, and he spent most of 2003 as a junior analyst for Durus Capital Management. He began his professional career in the medical field from 2001 to the beginning of 2003, first as a physician at the Lemuel Shattuck Hospital of the Tufts University School of Medicine and then as an anesthesiologist at Beth Israel Deaconess Medical Center at the Harvard Medical School. Dr. Tung received bachelor's degrees in economics and biology, summa cum laude, from George Washington University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College Scholarship. He earned his medical doctorate and an MBA from the Tufts University School of Medicine. Dr. Tung is also a licensed physician in the state of Massachusetts.

Lori P. Wachs, CFA Vice President, Portfolio Manager
Ms. Wachs joined Delaware Investments in 1992. She is a portfolio manager and analyst for the consumer sector in the firm's Emerging Growth Equity group. She joined Delaware Investments after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992. She holds a bachelor's degree in economics from The Wharton School of the University of Pennsylvania.

Please keep this Supplement for future reference.

This Supplement is dated July 16, 2007.